UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on July 31, 2017, Walter Investment Management Corp. (the “Company”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with lenders holding, as of July 31, 2017, more than 50% of the loans and/or commitments outstanding under that certain Amended and Restated Credit Agreement, dated as of December 19, 2013, by and among the Company, as the borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto (the “Credit Agreement”). As of the date hereof, lenders holding approximately 91% of the loans and/or commitments outstanding under the Credit Agreement have agreed to the terms of the Restructuring Support Agreement. On August 2, 2017, the Company and the Requisite Term Lenders entered into the First Amendment to the Restructuring Support Agreement (together with the Restructuring Support Agreement, the “RSA”). Capitalized terms used herein that are not otherwise defined have the meanings ascribed to them in the RSA.

On August 22, 2017, the Company and the Requisite Term Lenders entered into the Second Amendment (“Amendment No. 2”) to the RSA. Amendment No. 2 revised the escrow provisions of the RSA to provide that the full Escrow Amount be released on August 23, 2017 and to provide that the Escrow Amount be applied to the Term Loans as a voluntary prepayment pursuant to Section 2.12(a) of the Credit Agreement, on a pro rata basis in direct order of maturity.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the copy of Amendment No. 2 which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to Restructuring Support Agreement, dated as of August 22, 2017, by and among Walter Investment Management Corp. and the Requisite Term Lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: August 28, 2017	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

10.1	Second Amendment to Restructuring Support Agreement, dated as of August 22, 2017, by and among Walter Investment Management Corp. and the Requisite Term Lenders